UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 26, 1998

                                XOMA CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)


        0-14710                             94-2756657
(Commission File Number)            (IRS Employer Identification No.)

2910 Seventh Street, Berkeley, California                  94710
(Address of principal executive offices)               (Zip code)

Registrant's telephone number, including area code (510) 644-1170

                                      None
          (Former name or former address, if changed since last report)


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                                      -2-

Item 5.  Other Events

     On June 29, 1998, XOMA Corporation issued the announcement attached hereto as Exhibit 1, which is incorporated herein by reference.

Item 7.  Exhibits

1.       Press Release dated June 29, 1998

2.       Certificate of Designation of Convertible Preferred Stock, Series H

3.       Form of Common Stock Purchase Warrant

4. Form of Convertible Preferred Stock Purchase Agreement by and between XOMA Corporation and the purchasers of Series G Preferred Stock and Series H Preferred Stock (incorporated herein by reference to Exhibit 4 to the Company's Current Report on Form 8-K dated August 18, 1997 (File No. 0-14710))

5. Form of Registration Rights Agreement by and between XOMA Corporation and the purchasers of Series G Preferred Stock and Series H Preferred Stock (incorporated herein by reference to Exhibit 5 to the Company's Current Report on Form 8-K dated August 18, 1997 (File No. 0-14710))



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                                      -3-


                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 29, 1998               XOMA CORPORATION



                                    By: /s/ Peter B. Davis
                                        -----------------------------
                                        Name:  Peter B. Davis
                                        Title: Vice President, Finance and
                                               Chief Financial Officer


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                                      -4-


                                  EXHIBIT INDEX


Number   Description

1.     Press Release dated June 29, 1998

2.     Certificate of Designation of Convertible Preferred Stock, Series H

3.     Form of Common Stock Purchase Warrant

4. Form of Convertible Preferred Stock Purchase Agreement by and between XOMA Corporation and the purchasers of Series G Preferred Stock and Series H Preferred Stock (incorporated herein by reference to Exhibit 4 to the Company's Current Report on Form 8-K dated August 18, 1997 (File No. 0-14710))

5. Form of Registration Rights Agreement by and between XOMA Corporation and the purchasers of Series G Preferred Stock and Series H Preferred Stock (incorporated herein by reference to Exhibit 5 to the Company's Current Report on Form 8-K dated August 18, 1997 (File No. 0-14710))